While the TD Waterhouse Trust (the "Trust") believes it has in effect sufficient internal controls, it is in the process of documenting internal controls in order to comply with the recent statutory and regulatory amendments. As of the date of this filing, the Trust is not aware of any required changes in its internal controls or other factors that could significantly affect its controls.


                                 CERTIFICATIONS

I, George Martinez, certify that:

1.    I have reviewed this report on Form N-SAR of TD Waterhouse Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: September 26, 2002
                                                       /s/ George Martinez
                                                       -------------------
                                                       George Martinez
                                                       President

I, Mary A. Nelson, certify that:

1.   I have reviewed this report on Form N-SAR of TD Waterhouse Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: September 26, 2002
                                              /s/ Mary A. Nelson
                                              ---------------------
                                              Mary A. Nelson
                                              Treasurer